U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
     Date of Report (Date of earliest event reported): October 25, 2005
GLASSMASTER COMPANY

(Exact name of small business issuer as specified in its charter)

South Carolina	0-2331	57-0283724

(State or other jurisdiction of Incorporation of organization	(Commission File Number)	(IRS Employer Identification No.)

PO Box 788, Lexington SC	29071

(Address of principal executive offices)	(Zip Code)
     Issuer’s Telephone Number, including area code: 803-359-2594
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Election of Directors and Principal Officers.
Glassmaster Company has announced the following management changes at its Monofilament Division in Lexington, South Carolina:
John W. Begg has been appointed Vice President and General Manager
Melvin L. Chavis, Sr. has been appointed Vice President of Sales
The following changes were announced at Glassmaster Controls Company, Inc. in Kalamazoo, Michigan:
Wayne Nicolen has been appointed Vice President and General Manager
Jeff Carter has been appointed Vice President/Controller/Asst. Treasurer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLASSMASTER COMPANY LEXINGTON, SC
Date: October 25, 2005	/s/ Raymond M. Trewhella Raymond M. Trewhella (CEO and Chairman of the Board, Principal Executive Officer)
Date: October 25, 2005	/s/ Richard E. Trewhella Richard E. Trewhella (Corporate Controller & Treasurer, Principal Financial Officer)

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